UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2009

CF Industries Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Parkway North, Suite 400
Deerfield, IL		60015
(Address of principal		(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                            Other Events.

On July 6, 2009, CF Industries Holdings, Inc. (“CF”) issued a press release announcing that it has extended the expiration date of its exchange offer (the “Offer”) for all of the outstanding shares of Terra Industries Inc. to Friday, August 7, 2009. The Offer, which was scheduled to expire at 5:00 p.m., Eastern time, on Friday, July 10, 2009, has been extended until 5:00 p.m., Eastern time, Friday, August 7, 2009, unless further extended. All other terms and conditions of the Offer remain unchanged. CF also announced that on July 6, 2009, it filed a certification with the United States Federal Trade Commission (“FTC”) that CF has substantially complied with the FTC’s request for additional information in connection with the Offer.

Item 9.01                                            Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2009	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/	Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Vice President, General Counsel,
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release.